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                                                                    EXHIBIT 10.7


                             SETTLEMENT AGREEMENT


          This Settlement Agreement (the "Agreement") is entered into as of August 16, 1998, by and between William D. Griffin ("Griffin") and Inference Corporation, a Delaware corporation (the "Company").

                                R E C I T A L S
                                - - - - - - - -

          A. Effective as of February 1, 1997, Griffin and the Company entered into that certain Employment Agreement (the "Employment Agreement").

          B. Griffin desires to resign from all of his executive officer and director positions with the Company as of the date hereof and to resign his employment duties with the Company effective August 16, 1998.

          C. In connection with Griffin's resignation, the parties desire to enter into this Agreement and amend the Employment Agreement as set forth below.


                               A G R E E M E N T
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.  Notice of Resignation.
              ---------------------

              (a) Griffin hereby provides notice to the Company that he resigns from his position as the Company's Senior Vice President, Chief Financial Officer and Secretary as of the date hereof and resigns all of his employment duties with the Company effective August 16, 1998 ("Employment Termination Date").

              (b) Griffin also confirms that he has resigned as a director of the Company, effective as of August 16, 1998.

          2.  Severance Benefits.  Section 4.3 of the Employment Agreement is
              ------------------
hereby amended and restated to read as follows:

              "(a) On August 31, 1998, the Company shall pay to Executive as severance pay in a lump sum cash payment, $195,000; and

               (b) The Company shall maintain, at the Company's expense, in full force and effect, for the Executive's continued benefit until the earlier of (i)
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     September 30, 1999, or (ii) the Executive's commencement of full time employment with a new employer, all life insurance, medical, health and accident, and disability plans, programs or arrangements in which the Executive was entitled to participate immediately prior to the date of termination, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs. In the event that the Executive's participation in any such plan or program is barred, the Company shall arrange to provide the Executive with benefits substantially similar to those which the Executive was entitled to receive under such plans or programs. Subsequent health insurance benefits will be in accordance with COBRA."

          3.  Waiver Under Employment Agreement.  Except for the continuing
              ---------------------------------
obligations of Griffin under Article III of the Employment Agreement, which Griffin hereby reaffirms, and the continuing obligations of the Company under
Article IV of the Employment Agreement, as amended hereby, the parties agree that the Employment Agreement shall be terminated in its entirety as of the Employment Termination Date and both parties expressly waive any notice periods for termination of the Employment Agreement.

          4.  Return of Company Property; Expenses.
              ------------------------------------

              (a) Griffin covenants that on or prior to the Employment Termination Date he shall return all Company property, equipment and documents in his possession or under his control, including, but not limited to, keys, credit cards, telephone calling cards, manuals, books, notebooks, financial statements, reports, samples, pricing lists, and other property of the Company; provided, however, Griffin shall be allowed to retain (i) the desktop and notebook computers and monitor currently being used by Griffin in his office and
(ii) the laser jet printer and other related computer equipment in Griffin's home office.

              (b) Within five days of the Employment Termination Date, Griffin shall submit to the Company all outstanding business expenses for reconciliation and payment. The Company shall reimburse Griffin for business expenses incurred thereafter only if such expenses are submitted and approved before they are incurred.

          5.  Stock Options.  Notwithstanding the terms of the Company's Amended
              -------------
and Restated 1993 Stock Option Plan, as amended, and the Stock Option Agreements between the Company and Griffin, the stock options which were granted to Griffin during his employment with the Company and which otherwise would be vested on or prior to September 30, 1999 (109,050 options) (the "Options") shall not be terminated by reason of the termination of his employee status, and instead shall remain in place and continue to vest subject to the following (the other 85,849 stock options held by Griffin shall terminate as of the Employment Termination Date):

              (a)  Termination of Options.  Any Options which have not vested
                   ----------------------
as of

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the Option Termination Date (as defined in Section 5(c)) shall expire and become unexercisable as of the Option Termination Date. All Options which have vested on or prior to the Option Termination Date shall remain exercisable until ninety
(90) days from the Option Termination Date.

              (b)  Sale or Reorganization.  Upon the dissolution or liquidation
                   ----------------------
of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (other than any reorganization, merger or consolidation effected to change the Company's state of incorporation), or upon a sale of substantially all of the Company's property or a sale of more than eighty percent (80%) of the then outstanding stock of the Company to another corporation (each a "Terminating Transaction"), Griffin shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise his vested Options to the full extent not previously exercised, and all unvested Options shall accelerate and become exercisable immediately prior to the consummation of a Terminating Transaction.

Upon consummation of any Terminating Transaction, all vested Options will terminate.

              (c)  Termination Date.  The term "Termination Date" shall mean the
                   ----------------
following:

                   (i)   September 30, 1999; or

                   (ii) If Griffin materially breaches the terms of Article III of the Employment Agreement, the date upon which Griffin receives notice from the Company of such breach.

          6.  Release of Claims.
              -----------------

              (a)  (i)   In consideration for the Company's payment of the
severance benefits and the extension of the stock option exercise period, except for the Company's obligations under Section 4.3 of the Employment Agreement, as amended hereby, Griffin, for himself and his heirs, representatives, executors, successors, and assigns does hereby forever release, absolve, acquit, and discharge the Company and the Company's present and former officers, directors, affiliates and affiliated entities, employees, agents, shareholders, and the heirs, representatives, executors, successors, and assigns of the Company or of any of the foregoing individuals or entities, of and from any and all known or unknown claims, demands, causes of action (whether at law or equity), debts, disputes, controversies, damages, losses, lawsuits, costs and expenses (including attorneys' fees), or liabilities whatsoever (whether based upon alleged tort, alleged contract, or any other legal theory of recovery) which Griffin may now have or may have in the future against the Company or any of the foregoing individuals or entities relating to, arising out of, or based upon any act or omission concerning Griffin's employment or association with the Company and the termination of such employment and association, including without limitation any of the foregoing claims (1) under the California Fair Employment and Housing Act, Older Workers Benefit Protection Act, the Fair Labor Standards Act of 1938, the Equal Pay Act, the Employee Retirement Income Security Act, the California Labor Code, or any other applicable anti-discrimination or other federal, state, or local employment or labor law, rule, or regulation; (2) by reason of any breach of contractual (whether express or implied) duties or obligations owed or alleged to be owed to Griffin by the Company; or (3) by reason of any tortuous wrongful termination of employment.

                   (ii)  Except for Griffin's continuing obligations under
Article III of the Employment Agreement, the Company, for itself and its successors and assigns, does hereby forever release, absolve, acquit, and discharge Griffin and his heirs, representatives, executors, successors, assigns, agents, and attorneys of and from any and all known or unknown claims, demands, causes of action (whether at law or equity), debts, disputes, controversies, damages, losses, lawsuits, costs and expenses (including attorneys' fees), or liabilities whatsoever (whether based upon alleged tort, alleged contract, or any other legal theory of recovery) which the Company may now have or may have in the future against Griffin or any of the foregoing individuals or entities relating to, arising out of, or based upon any act or omission concerning Griffin's employment and association, including without limitation any of the foregoing claims by reason of (i) any breach occurring prior to the date hereof of contractual (whether express or implied) duties or obligations owed or alleged to be owed to the Company by Griffin; or (ii) any breach occurring prior to the date hereof of fiduciary or employment duties owed or alleged to be owed to the Company or any shareholder of the Company.

          (b) The parties acknowledge that they may hereafter discover facts different from or in addition to those they now know or believe to be true with respect to the claims, demands, causes of action, obligations, damages and liabilities of any nature whatsoever that are the subject of the releases set forth in Section 6(a), and they expressly agree to assume the risk of the possible discovery of additional or different facts, and agree that this Agreement is and shall remain effective in all respects regardless of such additional or different facts.

          (c) The parties hereto acknowledge that this Agreement is a settlement of possible past, present and future differences, disputes and claims and is not an admission of liability by any of the parties hereto.

          (d) Each party represents, warrants, and agrees that such party has not made any assignment, and will not make any assignment, of any claim, cause of action, right of action or any right of any kind whatsoever which are the subject of the releases set forth in Section 6(a), and that no other person or entity of any kind (other than as expressly mentioned above) had or has any interest in any of the demands, obligations, actions, causes of action, debts, liabilities, rights, contracts, damages, attorneys' fees, costs, expenses, losses or claims referred to herein.

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          (e) Each party represents and warrants that no complaints, charges, or lawsuits have been filed by or on behalf of such party against the other party or any of the individuals or entities associated or affiliated with such other party as set forth in Section 6(a).

               (f) Section 1542 of the California Civil Code provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each party expressly waives the provisions of Section 1542 of the California Civil Code and all claims heretofore arising, known or unknown, and voluntarily and expressly releases each person released from liability by such party under
Section 6(a) from all liability on claims arising out of any such matters.

          7.   Transition; Assistance/Cooperation with Litigation.
               -----------------------------------------------------

          (a) Griffin agrees to assist the Company in effectuating a smooth transition of his responsibilities and to provide such consultation and advisory services as reasonably requested by the Company through September 15, 1998. In consideration for such services, Griffin shall receive a consulting fee of $24,975.

          (b) In connection with the Company's participation in pending or future litigation relating to events which occurred during Griffin's employment or about which Griffin has information, Griffin agrees to cooperate fully and devote all time which may be reasonably required in the preparation, prosecution or defense of the Company's case, including, but not limited to, the execution of truthful declarations or providing information and/or documents requested by the Company; provided, however,
                                                          --------
               that such assistance does not interfere with Griffin's other business commitments; and provided further, that Griffin shall be
                                         -------- -------
               reimbursed for all reasonable expenses incurred in providing such assistance, which must be discussed with the Company before they are incurred.

          8.  Legal Representation.  Griffin has been advised to consult with an
              --------------------
attorney prior to executing this Agreement. Griffin has had the opportunity to receive the advice of independent legal counsel prior to the execution of this Agreement, and Griffin understands the terms and provisions of this Agreement and its nature and effect.

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          9.  Notices.  All notices, requests, or other communications
              -------
(collectively "Notices") which are given with respect to this Agreement shall be in writing and shall be personally served or deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, addressed as set forth below, or such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service if personally served. Notice mailed as provided herein shall be deemed given on the third business day following the date so mailed.

          To Company:    Inference Corporation
                         100 Rowland Way
                         Novato, California 94945
                         Attn: President

          To Griffin:    William D. Griffin
                         c/o Inference Corporation
                         100 Rowland Way
                         Novato, California 94945

          10.  Governing Law.  This Agreement shall be governed by, and
               -------------
construed and enforced in accordance with, the internal laws of the State of California applicable to agreements made and to be performed wholly within the State of California. The sole forum for resolving disputes arising under or relating to this Agreement shall be the Municipal and Superior Courts for the County of Marin, California, or the Federal District Court for the Northern District of California and all related appellate courts, and the parties hereby consent to the jurisdiction of such courts and agree that venue shall be in Marin County, California.

          11.  Modifications, Amendments, Waivers, and Extensions.  This
               --------------------------------------------------
Agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived or extensions of time for performance granted, except by written instrument signed by both parties to this Agreement or as otherwise expressly permitted herein. No waiver of any breach of any agreement or provision of this Agreement shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision contained in this Agreement. No extension of time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

          12.  Attorneys' Fees. In the event any action in law or equity is
               ---------------
brought for the enforcement of this Agreement or in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to receive from the other party all costs and expenses, including reasonable attorneys' fees, reasonably incurred in connection with such action.

          13.  Assignment.  This Agreement may not be assigned or delegated by
               ----------
either party without the prior written consent of the other party. Any attempted assignment of this Agreement made without the prior written consent of the other party shall be void.

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Notwithstanding the foregoing provisions of this Section, the Company may assign this Agreement to any entity controlling, controlled by, or under common control with the Company without the prior written consent of Griffin.

          14.  Partial Invalidity.  Any provision of this Agreement which is
               ------------------
found to be invalid or unenforceable by any court in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability, and the invalidity or unenforceability of such provision shall not affect the validity or enforceability of the remaining provisions of this Agreement.

          15.  Miscellaneous.  This Agreement:
               -------------

               (a) constitutes the entire agreement and supersedes all prior written or oral, and all contemporaneous oral agreements, understandings, and negotiations between the parties with respect to the subject matter of this Agreement;

               (b) may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument; and

               (c) is not intended to confer upon any person other than the parties to this Agreement any rights or remedies under this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                              "COMPANY"

                              INFERENCE CORPORATION, a Delaware corporation


                              By:   /s/ Charles W. Jepson
                                    ------------------------------------------
                                    Charles W. Jepson, Chief Executive Officer



                              "GRIFFIN"


                              /s/ William D. Griffin
                              ------------------------------------------------
                              William D. Griffin


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